                                          UAM Funds
                                          Funds for the Informed Investor/sm/


NWQ Special Equity Portfolio
Semi-Annual Report                                               April 30, 2000

[LOGO OF UAM]

UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO
                                                   APRIL 30, 2000

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter...............................................          1

Portfolio of Investments...........................................          4

Statement of Assets and Liabilities................................          7

Statement of Operations............................................          8

Statement of Changes in Net Assets.................................          9

Financial Highlights...............................................         10

Notes to Financial Statements......................................         12

--------------------------------------------------------------------------------

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:

The NWQ Special Equity Portfolio closed the six-month period ended April 30th with the Institutional class and Service class gaining 5.18% and 4.92%, respectively. Results compared with the overall market (S&P 500 Index) return of 7.20%, while significantly underperforming the S&P Midcap 400 Index return of 21.26%. The Lipper Multi-cap Value Funds average returned 3.88% for the same period.

The performance of the market, and more specifically the Midcap Index, reflects the very speculative stock market environment that has existed the past few months. Driven predominantly by biotechnology, Internet start-ups, and technology-related companies (areas of the market we tend to avoid given their lofty valuations), most of the major stock indexes reached new highs in March before selling-off precipitously by the end of April. The NASDAQ composite, a barometer for the performance of technology stocks, has lost nearly 24 percent of its value since its highs achieved on March 10th. The speculative bubble that led many stocks higher burst as investors began to recognize that the expectations for many of these companies had gone beyond extreme, leading to historically wide valuation disparities between growth and value stocks. As a result, money-flows began pouring out of technology stocks and into more intrinsically cheap value issues. Also helping to propel the rotation were stable core inflation rates, declining bond yields, and an increasing confidence exhibited by many "old economy" companies in their own ability to deliver sustainable long-term earnings growth. This is reflected in the willingness of many of these companies to repurchase record amounts of their shares. We feel that many companies selling near book value, the quantity of announced leverage buy-outs, mergers, and acquisitions has increased significantly.

Despite our limited exposure to speculative stocks, our performance was strong, particularly relative to the value indices. The Special Equity Portfolio's performance was bolstered due to the strong returns of several holdings, in diverse sectors of the portfolio. Particularly strong performers the past six months were our holdings in AT&T Liberty Media Group, Columbia HCA Healthcare, Quantum Corp. Hard Disk Drive Group, as well as oil service firms BJ Services, Noble Affiliates, Ocean Energy, and Tosco Corp. Aetna Corp. was up over 15 percent after the company announced that it would take specific steps to increase shareholder value, including selling off assets. This response came after the company received an unsolicited takeover offer. We feel that with many stocks selling at depressed valuations, and corporate managers concerned with increasing shareholder value, we believe that the current market environment may yet hold similar developments in the near term.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

While it is still too early to tell if we have reached an inflection point for value investing, we are encouraged by the signs we are seeing. Furthermore, we believe the portfolio is positioned to withstand much of the downside performance common in a volatile market. During the recent turbulence in the market, the performance of the Special Equity Portfolio was basically flat, while the market (S&P 500) dipped nearly 5 percent. Recent activity in the portfolio includes reducing our overweighted positions in telecommunication and media companies AT&T Liberty Media Group, NTL Inc., CoreComm Limited, and Cox Communications given their tremendous capital appreciation last year. We eliminated our positions in Bank One Corp., Galileo International, Lyondell Chemical, UnumProvident Corp., and Waste Management. Recent portfolio purchases include Applied Power, Conoco Inc., USX Marathon Group, and consumer products company, Sara Lee Corp. As of April 30, 2000 the portfolio held (as a percent of market value) 97.0% equities and 2.9% cash equivalents.

Sincerely,

/s/ Jon D. Bosse

Jon D. Bosse, CFA
Managing Director
NWQ Investment Management Company, Inc.


                          Ten Largest Equity Holdings
                       (as a percentage of the Portfolio)

1. Telephone & Data Systems Inc. (4.3%)   6. MediaOne Group (3.2%)
2. NTL Inc. (4.3%)                        7. Hartford Financial Services Group (3.2%)
3. CoreComm Inc. (3.6%)                   8. Noble Affiliates Inc. (2.8%)
4. AT&T Liberty Media Group (3.5%)        9. Ford Motor (2.5%)
5. Tenet Healthcare Corp. (3.2%)         10. E.W. Scripps (2.5%)

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

     A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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                     Definition of the Comparative Indices
                     -------------------------------------

Lipper Mutual Fund Averages are equally weighted benchmarks comprised of mutual funds with similar investment objectives.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

S&P Midcap 400 Index is an unmanaged index comprised of 400 domestic stocks representative of medium-sized market capitalizations.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.0%

                                                           Shares            Value
                                                          -------          --------
CONSUMER DISCRETIONARY -- 17.1%
  Alberto Culver, Cl A.................................    15,000        $  339,375
  AT&T Liberty Media Group, Cl A*......................    16,538           825,866
  Dillard's, Cl A......................................    18,600           259,238
  E.W. Scripps, Cl A (The).............................    12,500           583,594
  Ford Motor...........................................    10,800           590,625
  Hasbro...............................................    27,500           438,281
  Mandalay Resort Group*...............................    17,500           330,312
  MediaOne Group*......................................    10,000           756,250
                                                                         ----------
                                                                          4,123,541
                                                                         ----------

CONSUMER STAPLES -- 6.5%
  Loews................................................     9,700           534,713
  Nabisco Group Holdings...............................    29,000           373,375
  Philip Morris........................................    18,800           411,250
  Sara Lee.............................................    16,800           252,000
                                                                         ----------
                                                                          1,571,338
                                                                         ----------

ENERGY -- 10.0%
  BJ Services*.........................................     3,100           217,775
  Conoco, Cl B.........................................    20,200           502,475
  Noble Affiliates.....................................    18,000           649,125
  Ocean Energy*........................................    18,319           237,002
  Tosco................................................    16,400           525,825
  USX-Marathon Group...................................    12,000           279,750
                                                                         ----------
                                                                          2,411,952
                                                                         ----------

FINANCIAL SERVICES -- 20.5%
  Bank of America......................................     8,667           424,683
  Chase Manhattan Bank.................................     6,800           490,025
  Countrywide Credit Industries........................    17,600           486,200
  First Union..........................................     9,500           302,812
  Hartford Financial Services Group....................    14,300           746,281
  Heller Financial.....................................    28,000           544,250

  The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                              Shares           Value
                                            ---------       -----------
FINANCIAL SERVICES -- continued
  Indymac Mortgage Holdings................    31,000       $    404,937
  MGIC Investment..........................     9,900            473,344
  Torchmark................................    23,000            576,437
  Waddell & Reed Financial, Cl A...........    18,481            492,057
                                                            ------------
                                                               4,941,026
                                                            ------------

HEALTH -- 9.5%
  Aetna....................................     8,800            509,300
  Columbia/HCA Healthcare..................    20,000            568,750
  Pharmacia................................     8,853            442,097
  Tenet Healthcare*........................    30,000            765,000
                                                            ------------
                                                               2,285,147
                                                            ------------

MATERIALS AND PROCESSING -- 5.1%
  Packaging of America*....................    42,000            498,750
  Praxair..................................    13,000            577,687
  Smurfit-Stone Container*.................     9,900            150,975
                                                            ------------
                                                               1,227,412
                                                            ------------

PRODUCER DURABLES -- 6.0%
  Cnh Global N.V...........................    33,100            446,850
  Ingersoll-Rand...........................     6,000            281,625
  Parker-Hannifin..........................     7,700            358,050
  York International.......................    15,000            361,875
                                                            ------------
                                                               1,448,400
                                                            ------------

TECHNOLOGY -- 4.2%
  Applied Power............................    10,900            312,013
  Quantum Dlt & Storage*...................    20,000            235,000
  Quantum Hard Diskdrive*..................    40,000            467,500
                                                            ------------
                                                               1,014,513
                                                            ------------

TELECOMMUNICATIONS -- 5.5%
  ALLTEL...................................     7,000            466,375
  CoreComm*................................    28,700            861,000
                                                            ------------
                                                               1,327,375
                                                            ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued


                                                             Shares             Value
                                                         ------------      -------------
TRANSPORTATION -- 2.8%
  Delta Air Lines.......................................        6,800      $     358,700
  Lear*.................................................       10,500            314,344
                                                                           -------------
                                                                                 673,044
                                                                           -------------

UTILITIES -- 9.8%
  Cox Communications, Cl A*..............................       8,100            346,781
  NTL*...................................................      13,125          1,004,063
  Telephone & Data Systems...............................      10,000          1,020,000
                                                                           -------------
                                                                               2,370,844
                                                                           -------------

TOTAL COMMON STOCKS
 (Cost $20,933,195)......................................                     23,394,592
                                                                           -------------

SHORT-TERM INVESTMENT -- 1.0%

                                                               Face
                                                              Amount
                                                          ------------

REPURCHASE AGREEMENT -- 1.0%
Chase Securities, Inc. 5.65%, dated 04/28/00, due
 05/01/00, to be repurchased at $229,108,
 collateralized by $250,972 of a U.S. Treasury Note
 valued at $229,005 (Cost $229,000)......................    $229,000            229,000
                                                                           -------------

TOTAL INVESTMENTS -- 98.0%
 (Cost $21,162,195) (a)..................................                     23,623,592
                                                                           -------------

OTHER ASSETS AND LIABILITIES, NET -- 2.0%................                        488,679
                                                                           -------------

TOTAL NET ASSETS -- 100.0%...............................                    $24,112,271
                                                                           =============

* Non-Income Producing Security

Cl Class

(a) The cost for federal income tax purposes was $21,162,195. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,461,397. This consisted of aggregate gross unrealized appreciation for all securities of $4,831,134, and gross unrealized depreciation for all securities of $2,369,737.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost.......................................         $21,162,195
                                                                    ===========
Investments, at Value - Note A.............................         $23,623,592
Cash.......................................................                 192
Receivable for Investments Sold............................             411,766
Receivable for Portfolio Shares Sold.......................              60,773
Dividends and Interest Receivable..........................              24,602
Other Assets...............................................              19,277
                                                                    -----------
  Total Assets.............................................          24,140,202
                                                                    -----------
Liabilities
Payable for Investment Advisory Fees - Note B..............               6,687
Payable for Administrative Fees - Note C...................               4,642
Payable for Custodian Fees - Note D........................               3,226
Payable for Distribution and Service Fees - Note E.........               1,912
Other Liabilities..........................................              11,464
                                                                    -----------
  Total Liabilities........................................              27,931
                                                                    -----------
Net Assets.................................................         $24,112,271
                                                                    ===========
Net Assets Consist of:
Paid in Capital............................................          20,624,639
Undistributed Net Investment Income........................               2,101
Accumulated Net Realized Gain..............................           1,024,134
Unrealized Appreciation....................................           2,461,397
                                                                    -----------
Net Assets.................................................         $24,112,271
                                                                    ===========
Institutional Class Shares
Net Assets.................................................         $18,304,268
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)..................................           1,486,165
Net Asset Value, Offering and Redemption Price Per Share...              $12.32
                                                                    ===========
Institutional Service Class Shares
Net Assets.................................................         $ 5,808,003
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 10,000,000)..................................             474,409
Net Asset Value, Offering and Redemption Price Per Share...              $12.24
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        NWQ SPECIAL EQUITY PORTFOLIO
                                                 FOR THE SIX MONTHS ENDED
                                                 APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends........................................................................         $  138,651
Interest.........................................................................             28,453
                                                                                          ----------
  Total Income...................................................................            167,104
                                                                                          ----------

Expenses
Investment Advisory Fees - Note B................................................             97,324
Administrative Fees - Note C.....................................................             58,508
Distribution and Service Fees - Note E...........................................             11,720
Registration and Filing Fees.....................................................             11,552
Audit Fees.......................................................................              6,288
Printing Fees....................................................................              6,061
Custodian Fees - Note D..........................................................              3,134
Directors' Fees - Note F.........................................................              1,294
Legal Fees.......................................................................                923
Other Expenses...................................................................              7,767
Investment Advisory Fees Waived - Note B.........................................            (60,593)
                                                                                          ----------
  Net Expenses Before Expense Offset.............................................            143,978
                                                                                          ----------
Expense Offset - Note A..........................................................               (584)
                                                                                          ----------
  Net Expenses After Expense Offset..............................................            143,394
                                                                                          ----------
Net Investment Income............................................................             23,710
                                                                                          ----------
Net Realized Gain on Investments.................................................          1,070,926
Net Change in Unrealized Appreciation (Depreciation)
  of Investments.................................................................             82,065
                                                                                          ----------
Net Gain on Investments..........................................................          1,152,991
                                                                                          ----------
Net Increase in Net Assets Resulting from Operations.............................         $1,176,701
                                                                                          ==========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months
                                                                      Ended                Year Ended
                                                                  April 30, 2000           October 31,
                                                                   (Unaudited)               1999
                                                                ------------------      --------------
Increase in Net Assets
Operations:
  Net Investment Income.................................        $        23,710          $      33,546
  Net Realized Gain.....................................              1,070,926                198,664
  Net Change in Unrealized Appreciation (Depreciation)..                 82,065              3,470,623
                                                                ---------------          --------------
  Net Increase in Net Assets Resulting from
    Operations..........................................              1,176,701              3,702,833
                                                                ---------------          --------------
Distributions:
Net Investment Income:
  Institutional Class...................................                (36,034                (39,254)
  Institutional Service Class...........................                   (892                     --
Net Realized Gain:
  Institutional Class...................................               (144,151                (72,678)
  Institutional Service Class...........................                (54,545                (26,294)
                                                                ---------------          --------------
    Total Distributions.................................               (235,622               (138,226)
                                                                ---------------          --------------
Capital Share Transactions (Note I):
Institutional Class:
  Issued................................................              1,748,359              3,055,473
  In Lieu of Cash Distributions.........................                180,185                111,770
  Redeemed..............................................               (722,398             (3,565,829)
                                                                ---------------          --------------
  Net Increase (Decrease) from Institutional Class
   Shares...............................................              1,206,146               (398,586)
                                                                ---------------          -------------
Institutional Service Class:
  Issued................................................                388,014                716,554
  In Lieu of Cash Distributions.........................                 55,329                 26,240
  Redeemed..............................................             (1,098,676               (456,306)
                                                                ---------------          -------------
  Net Increase (Decrease) from Institutional Service
   Class Shares.........................................               (655,333                286,488
                                                                ---------------          -------------
  Net Increase (Decrease) from Capital Share
   Transactions.........................................                550,813               (112,098)
                                                                ---------------          -------------
   Total Increase.......................................              1,491,892              3,452,509
                                                                ---------------          -------------
Net Assets:
  Beginning of Period...................................             22,620,379             19,167,870
                                                                ---------------          -------------
  End of Period (including undistributed net investment
    income of $2,101 and $15,317, respectively).........        $    24,112,271          $  22,620,379
                                                                ===============          =============

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                     Institutional Class Shares
                                                              --------------------------------------------
                                                               Six Months         Year         November 4,
                                                                  Ended           Ended        1997*** to
                                                              April 30, 2000   October 31,     October 31,
                                                                (Unaudited)       1999            1998
                                                              --------------   -----------     -----------

Net Asset Value,
  Beginning of Period................................            $ 11.84        $ 10.01           $ 10.00
                                                                 -------        -------           -------
Income from Investment Operations
  Net Investment Income..............................               0.02           0.03              0.02
  Net Realized and Unrealized Gain (Loss)............               0.59           1.88             (0.01)@
                                                                 -------        -------           -------
  Total from Investment Operations...................               0.61           1.91              0.01
                                                                 -------        -------           -------
Distributions
  Net Investment Income..............................              (0.03)         (0.03)               --
  Net Realized Gain..................................              (0.10)         (0.05)               --
                                                                 -------        -------           -------
  Total Distributions................................              (0.13)         (0.08)               --
                                                                 -------        -------           -------
Net Asset Value,
  End of Period......................................            $ 12.32        $ 11.84           $ 10.01
                                                                 =======        =======           =======
Total Return+......................................                 5.18%**       19.33%             0.10%**
                                                                 =======        =======           =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..............              $18,304        $16,406           $14,167
Ratio of Expenses to Average Net Assets............                 1.15%*         1.22%             1.16%*
Ratio of Net Investment Income
 to Average Net Assets.............................                 0.31%*         0.26%            0.42%*
Portfolio Turnover Rate............................                   33%            26%              23%

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                               Institutional Service Class Shares
                                                         -----------------------------------------------
                                                           Six Months          Year          November 7,
                                                             Ended             Ended         1997*** to
                                                         April 30, 2000      October 31,     October 31,
                                                          (Unaudited)          1999             1998
                                                         --------------     -----------     ------------
Net Asset Value,
 Beginning of Period..................................       $ 11.77          $  9.96           $ 9.90
                                                             -------          -------           ------
Income from Investment Operations
  Net Investment Loss.................................         (0.01)           (0.02)           (0.01)
  Net Realized and Unrealized Gain (Loss).............          0.58             1.88             0.07@
                                                             -------          -------           ------
  Total from Investment Operations....................          0.57             1.86             0.06
                                                             -------          -------           ------
Distributions
  Net Investment Income...............................            --               --               --
  Net Realized Gain...................................         (0.10)           (0.05)              --
                                                             -------          -------           ------
  Total Distributions.................................         (0.10)           (0.05)              --
                                                             -------          -------           ------
Net Asset Value,
  End of Period.......................................       $ 12.24          $ 11.77           $ 9.96
                                                             =======          =======           ======
Total Return+.........................................          4.92%**         18.79%            0.61%**
                                                             =======          =======           ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).................       $ 5,808          $ 6,215           $5,001
Ratio of Expenses to Average Net Assets...............          1.55%*           1.62%            1.56%*
Ratio of Net Investment Loss
 to Average Net Assets................................         (0.10)%*         (0.14)%          (0.16)%*
Portfolio Turnover Rate...............................            33%              26%              23%

  * Annualized
 ** Not Annualized
*** Initial Offering of Institutional Service Class Shares
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the
"UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 2000, the UAM Funds were composed of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

  attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.85% of average daily net assets.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average net assets of the Portfolio's Institutional Class Shares and 1.65% of the average net assets of the Portfolio's Institutional Service Class Shares.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

  Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $94,250, and a fee based on the number of active shareholder accounts.

  For the six months ended April 30, 2000, the Administrator was paid $58,508, of which $23,305 was paid to SEI for their services, $12,887 to DST for their services, and $5,799 to UAMSSC for their services.

  Prior to November 1, 1999, Chase Global Fund Services Company served as the Portfolio's Sub-Administrator.

                                       14
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--------------------------------------------------------------------------------

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or any other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of average net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Service Class Share's average net assets. The Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

  In addition, the Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of the Portfolio's Service Class Shares owned by clients of the Service Agents.

  F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  G. Purchases and Sales: For the six month period ended April 30, 2000, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were $7,948,597 and $7,281,315, respectively.

  There were no purchases or sales of long-term U.S. Government securities.

  H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum,

                                       15
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--------------------------------------------------------------------------------

payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 2000, the Portfolio had no borrowings under the agreement.

  I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:



                                          Institutional Class Shares               Institutional Service Class Shares
                                         ------------------------------          -------------------------------------
                                           Six Months           Year                    Six Months           Year
                                              Ended            Ended                       Ended             Ended
                                          April 30, 2000    October 31,                April 30, 2000     October 31,
                                           (Unaudited)          1999                    (Unaudited)          1999
                                         ---------------    -----------                --------------     -----------
Shares Issued..................             147,325          262,370                       33,199            63,377
In Lieu of Cash Distributions..              15,040           10,788                        4,661             2,611
Shares Redeemed................             (61,412)        (303,710)                     (91,258)          (40,115)
                                            -------         --------                      -------           -------
Net Increase (Decrease) from
 Capital Share Transactions....             100,953          (30,552)                     (53,398)           25,873
                                            =======         ========                      =======           =======

  J. Other:

  At April 30, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Portfolio was as follows:

                                                  No. of             %
                                               Shareholders      Ownership
                                               ------------      ---------
Institutional Class.........................         2              78%
Institutional Service Class.................         3              97%

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Officers and Directors

Norton H. Reamer                       William H. Park
Director, President and Chairman       Vice President

John T. Bennett, Jr.                   Gary L. French
Director                               Treasurer

Nancy J. Dunn                          Robert R. Flaherty
Director                               Assistant Treasurer

Philip D. English                      Robert J. Della Croce
Director                               Assistant Treasurer

William A. Humenuk                     Martin J. Wolin, Esq.
Director                               Secretary

James P. Pappas                        Theresa DelVecchio
Director                               Assistant Secretary

Peter M. Whitman, Jr.
Director
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.